Components of Property and Equipment (Detail) - USD ($) $ in Millions	Jun. 30, 2026	Jun. 30, 2025
Property, Plant and Equipment [Abstract]
Land	$ 10,546	$ 9,338
Buildings and improvements	182,749	137,921
Leasehold improvements	16,348	12,117
Servers, network equipment, and software	215,874	132,836
Furniture and equipment	6,250	6,407
Total, at cost	431,767	298,619
Accumulated depreciation	(118,691)	(93,653)
Property and equipment, net	$ 313,076	$ 204,966